UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2007


                            AMERICAN AMMUNITION, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                0-32379                    91-2021594
-------------------------------   ------------------      ----------------------
(State or other jurisdiction of   (Commission             (I.R.S. Employer
 Incorporation or organization)         File Number)         Identification No.)


3545 NW 71st Street
Miami, FL 33147                                                    33147
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(Address of Principal Executive Office)                       (Zip Code)


                                 (305) 835-7400
                         -------------------------------
                          (Issuer's Telephone Number)



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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02. Non Reliance on Previously  Issued Financial  Statements or a Related
           Audit Report or Completed Audit Review.

American Ammunition, Inc. is referred to herein as "we", "us", or "our".

On August 22, 2007, our management concluded that the financial statements included in our Forms 10-QSB for the calendar year 2006 and for the period ending March 31, 2007, and our Form 10-KSB for the period ending December 31, 2006, all of which have been previously filed with the Securities and Exchange Commission, need to be restated, due to the failure to include the beneficial conversion feature discount on unsecured convertible indebtedness.

When reviewing the foregoing Forms 10-QSB and Form 10-KSB, shareholders should consider that the reports are unreliable and that we will be filing amended reports.

We have discussed such changes with Pollard-Kelley Auditing Services, our independent registered public accounting firm as of June 26, 2007, who have concurred with management as to the reexamination of the above mentioned issues.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            American Ammunition, Inc.


Date:  August 24, 2007      By:  /s/ Andres F. Fernandez
                                -------------------------------
                                Andres F. Fernandez
                                Chief Executive Officer and
                                Chief Financial Officer